Exhibit 10.13

OPTION GRANT NOTICE AND AGREEMENT

Polypore International, Inc. (the “Company”), pursuant to its 2007 Stock Incentive Plan (amended and restated effective as of November 15, 2011) (the “Plan”), hereby grants to Holder Options to purchase the number of shares of Stock set forth below.  The Options are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Option Grant Notice and Agreement (this “Grant Notice”), the Plan shall govern and control.

Holder:

Date of Grant:

Number of Shares of Stock Subject to Option Grant:

Exercise Price per Share:	$

Vesting Commencement Date:

Expiration Date:	(subject to earlier expiration due to termination of service)

Vesting Schedule:

The Options shall vest and become exercisable, subject to the Holder’s continuous service as an employee of the Company from the Date of Grant through the applicable vesting date, on the following schedule:

             of the shares on

             of the shares on

             of the shares on

In addition, subject to the Holder’s continuous service as an employee of the Company through the date of a Change in Control, all remaining unvested Options subject to this Grant Notice shall vest immediately prior to such Change in Control.

Exercise of Options:

To exercise a vested Option in whole or in part, the Holder (or his or her authorized representative) must give written notice in an acceptable form to either (a) the Plan’s record keeper, currently Merrill Lynch or (b) the Company. In either case, notice must identify the Grant from which the Options are being exercised and include: (i) the number of shares of Stock with respect to which the Holder intends to exercise the Options (ii) whether shares are to be sold in connection with the Option exercise (exercise and sell) or held by the Holder or his or her authorized representative (exercise and hold) or both, and (iii) in the case of an exercise and sell, whether the Stock is to be sold at a specific price or greater (a limit order) or at the market (a market order). The Company will issue the shares of Stock with respect to which the Options are exercised upon payment for the shares of Stock acquired in accordance with Section 6(d) of the Plan, which Section 6(d) is incorporated herein by reference and made a part hereof.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 16 of the Plan.

Termination of Service:	The default provisions of Section 6(g) of the Plan regarding termination of service are incorporated herein by reference and made a part hereof.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.

• This Grant Notice does not confer upon the Holder any right to continue as an employee or service provider of the Company or its Affiliates.

•     The Stock issued upon the exercise of Options shall be registered in the Holder’s name on the books of the Company, but the certificates evidencing such shall be retained by the Company for such additional time as the Committee determines appropriate. Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

• This Grant Notice shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

*              *              *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE AND THE PLAN.

POLYPORE INTERNATIONAL, INC.	HOLDER

By:
Signature	Signature

Title:

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